UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 5, 2007

ULURU Inc.
(Exact Name of Registrant as Specified in its Charter)

Nevada	000-49670	41-2118656
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4452 Beltway Drive
Addison, Texas 75001
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (214) 905-5145

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
Item 9.01	Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
EX-3.1	Restated Articles of Incorporation of ULURU Inc.
EX-3.2	Amended and Restated Bylaws of ULURU Inc.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year

On November 5, 2007, the Board of Directors of ULURU Inc. (the “Company”) approved the Amended and Restated Bylaws (the “Bylaws”), effective as of November 5, 2007, for the purpose of, among other things, (i) removing the requirement that the Company issue certificates for shares of capital stock, (ii) reducing the notice period for special meetings of the Board of Directors (but requiring the availability of phone access or the equivalent), (iii) eliminating a set annual meeting date, (iv) eliminating a requirement that shareholders receive an annual report, and (v) otherwise eliminating sections which merely recite Nevada corporate law as of the date of adoption of the initial bylaws.

The Bylaws include the establishment of such policies, procedures and programs to facilitate the issuance and trading of uncertificated shares of capital stock of the Company.  The Company may thereafter issue uncertificated shares for each class and series of its capital stock (and may, when tendered for exchange, replace certificated shares with certificateless shares), which uncertificated shares shall have the same rights and obligations as certificated shares (other than rights and obligations related to certificates).  The officers of the Company are authorized, empowered, and directed, for and on behalf of the Company to establish a program for the issuance of uncertificated shares and to comply with the requirements of Section 78.235(5) of the Nevada Revised Statutes, which requires that holders of uncertificated shares receive an initial and annual notice confirming the number and type of shares owned.

On November 5, 2007, the Board of Directors of the Company also approved and ratified the restatement of the Company’s Articles of Incorporation and to file such Restated Articles of Incorporation with the Nevada Secretary of State.

The full text of the Restated Articles of Incorporation of ULURU Inc. and the Amended and Restated Bylaws of ULURU Inc., are filed as Exhibits to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description
EX-3.1	Restated Articles of Incorporation of ULURU Inc.
EX-3.2	Amended and Restated Bylaws of ULURU Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ULURU Inc.

Date: November 6, 2007	By:	/s/ Terrance K. Wallberg
Terrance K. Wallberg
Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description
EX-3.1	Restated Articles of Incorporation of ULURU Inc.
EX-3.2	Amended and Restated Bylaws of ULURU Inc.